UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

NYMEX Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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SPECIAL MEETING LESS THAN ONE WEEK AWAY

PLEASE VOTE YOUR PROXY TODAY

REMINDER NOTICE TO STOCKHOLDERS

August 13, 2008

The Special Meeting of Stockholders of NYMEX Holdings, Inc. to be held on August 18, 2008 is less than one week away. According to our latest records, we still have not received your vote for this important meeting. Please vote by Telephone or Internet without further delay to ensure your vote is recorded promptly. See enclosed instructions.

YOUR VOTE IS IMPORTANT AT THIS SPECIAL MEETING

A MAJORITY OF THE SHARES OF NYMEX HOLDINGS COMMON STOCK OUTSTANDING MUST VOTE “FOR” THE ADOPTION OF THE AMENDED MERGER AGREEMENT IN ORDER TO APPROVE THE MERGER WITH CME GROUP. The failure to vote on the merger proposal is equivalent to a vote against the merger with CME Group.

The NYMEX Holdings board of directors recommends that the NYMEX Holdings stockholders vote “FOR” the adoption of the Amended Merger Agreement and the proposal to adjourn the special meeting of NYMEX Holdings stockholders, if necessary, to solicit additional proxies.

We urge you to participate by voting the enclosed duplicate proxy card or voting instruction form by Telephone or Internet without further delay.

If you have just recently voted, please accept our sincere thanks for your participation.

If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., which is assisting NYMEX Holdings, toll-free at 1-800-758-5378.

PLEASE VOTE YOUR SHARES WITHOUT FURTHER DELAY.

YOUR VOTE IS IMPORTANT

Street name stockholders: please call the person responsible for your account at your bank, broker or custodian and provide instructions to vote your shares “FOR” the merger. Your bank, broker or custodian cannot vote your shares on the proposals unless it receives your specific instructions.

YOUR VOTE IS REQUESTED

IMPORTANT REMINDER NOTICE TO CLASS A MEMBERS

August 13, 2008

The Special Meeting of Class A Members of New York Mercantile Exchange, Inc. to be held on August 18, 2008 is less than one week away. According to our latest records, we still have not received your proxy for this important meeting. Please vote by Telephone or Internet without further delay to ensure your vote is recorded prior to the meeting date. See enclosed instructions.

75% VOTE REQUIREMENT

The approval of the NYMEX Amended Charter and the NYMEX Amended Bylaws requires the affirmative vote of the holders of 75% of the outstanding NYMEX Class A Memberships. The failure by NYMEX Class A Members to vote on the charter and bylaw proposals is equivalent to a vote against the NYMEX Amended Charter and the NYMEX Amended Bylaws.

RESPECTFULLY REQUESTING YOUR PROMPT RESPONSE

Please vote your proxy without further delay. Time is short so please act today. We have enclosed a duplicate BLUE proxy card for Class A Members and instructions for voting by Telephone or Internet for your convenience. Please vote your proxy today by Telephone or Internet.

If you have just recently voted your proxy, please accept our thanks for your participation.

If you have any questions or need assistance with voting procedures, please call D. F. King & Co., Inc., which is assisting NYMEX Holdings, toll-free at 1-800-758-5378.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY TODAY.